Exhibit 99.2

Unaudited Pro Forma Combined Financial Information

The following unaudited pro forma combined financial information of TransUnion Holding Company, Inc. (“TransUnion Holding”) and TransUnion Corp. ("TransUnion Corp") has been prepared by applying pro forma adjustments to the TransUnion Holding and TransUnion Corp historical financial statements appearing in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2013, and in our Annual Report on Form 10-K for the year ended December 31, 2012, previously filed with the Securities and Exchange Commission, and in the TLO, LLC (“TLO”) historical financial statements appearing in Exhibit 99.1 in this Current Report on Form 8-K/A. The unaudited pro forma combined balance sheets of TransUnion Holding and TransUnion Corp gives effect to the acquisition of certain TLO assets and liabilities and the related financing (the "Acquisition") as if it occurred on September 30, 2013. The unaudited pro forma combined statements of income of TransUnion Holding gives effect to the Acquisition as if it had occurred on the date of inception (February 15, 2012) of TransUnion Holding. The unaudited pro forma combined statements of income of TransUnion Corp gives effect to the Acquisition as if it had occurred on January 1, 2012.

The unaudited pro forma adjustments are based upon available information and certain assumptions that we believe are reasonable under the circumstances. The unaudited pro forma combined financial information is presented for informational purposes only. The unaudited pro forma combined financial information does not purport to represent what TransUnion Holding’s or TransUnion Corp's financial condition or results of operations would have been had the Acquisition actually occurred on the dates indicated, nor do they purport to project TransUnion Holding’s or TransUnion Corp's financial condition or results of operations as of any future date or for any future period. The unaudited pro forma combined financial information should be read in conjunction with the information included in TransUnion Holding’s and TransUnion Corp's Annual Report on Form 10-K for the year ended December 31, 2013, the audited financial statements of TLO, LLC included in Exhibit 99.1 of this Current Report on Form 8-K/A, and the assumptions underlying the pro forma adjustments as described in the accompanying notes.

The Acquisition will be accounted for in accordance with ASC 805, Business Combinations. The pro forma information presented is based on preliminary estimates, available information and certain assumptions. The unaudited pro forma combined income statements do not reflect any non-recurring charges or gains that we have recorded or may record in connection with the Acquisition. However, these non-recurring items have been reflected in the audited consolidated statements of income of TransUnion Holding and TransUnion Corp included in the Annual Report on Form 10-K for the year ended December 31, 2013.

The final purchase price allocation is dependent on, among other things, the finalization of asset and liability valuations. As of the date of this filing, we have not completed the valuation studies necessary to finalize the estimates of the fair values of the assets we acquired and liabilities we assumed and the related allocation of purchase price. We have allocated the total estimated purchase price based on preliminary estimates of their fair values as described in Note i of the unaudited pro forma combined balance sheets. Any final adjustment will change the allocations of purchase price, which could affect the fair value assigned to the assets and liabilities and could result in a change to the unaudited pro forma combined financial information, including a change to the amortization of tangible and identifiable intangible assets.

Unaudited Pro Forma Combined Balance Sheet of TransUnion Holding and TLO as of September 30, 2013
(in millions)

	Historical TransUnion Holding September 30, 2013	Historical TLO September 30, 2013	Adjustments		Pro Forma Combined September 30, 2013
Assets
Current assets:
Cash and cash equivalents	$117.5	$1.1	$(8.5)	(a)	$110.1
Trade accounts receivable, net of allowance	183.7	3.2	(3.2)	(b)	183.7
Other current assets	63.9	0.3			64.2
Total current assets	365.1	4.6	(11.7)		358.0
Property, plant and equipment, net of accumulated depreciation	125.2	11.8	(1.2)	(c)	135.8
Marketable securities	11.6	—	—		11.6
Goodwill	1,855.4	—	58.9	(d)	1,914.3
Other intangibles, net of accumulated amortization	1,882.2	0.5	87.9	(e)	1,970.6
Other assets	135.5	0.2	—		135.7
Total assets	$4,375.0	$17.1	$133.9		$4,526.0
Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$82.3	$18.4	$(17.9)	(f)	$82.8
Current portion of long-term debt	76.1	0.8	(0.8)	(f)	76.1
Other current liabilities	130.7	14.7	(13.7)	(f)	131.7
Total current liabilities	289.1	33.9	(32.4)		290.6
Long-term debt	2,650.5	88.4	59.6	(g)	2,798.5
Deferred taxes	652.6	—	—		652.6
Other liabilities	25.5	3.0	(1.5)	(f)	27.0
Total liabilities	3,617.7	125.3	25.7		3,768.7
Redeemable noncontrolling interests	18.5	—	—		18.5
Stockholders’ equity:
Common stock	1.1	73.4	(73.4)	(h)	1.1
Additional paid-in capital	1,116.0	—	—		1,116.0
Treasury stock at cost	(3.7)	—	—		(3.7)
Retained earnings (accumulated deficit)	(400.1)	(181.6)	181.6	(h)	(400.1)
Accumulated other comprehensive income (loss)	(64.4)	—	—		(64.4)
Total TransUnion Holding Company, Inc. stockholders’ equity	648.9	(108.2)	108.2		648.9
Noncontrolling interests	89.9	—	—		89.9
Total stockholders’ equity	738.8	(108.2)	108.2		738.8
Total liabilities and stockholders’ equity	$4,375.0	$17.1	$133.9		$4,526.0

Unaudited Pro Forma Combined Balance Sheet of TransUnion Corp and TLO as of September 30, 2013
(in millions)

	Historical TransUnion Corp September 30, 2013	Historical TLO September 30, 2013	Adjustments		Pro Forma Combined September 30, 2013
Assets
Current assets:
Cash and cash equivalents	$117.5	$1.1	$(8.5)	(a)	$110.1
Trade accounts receivable, net of allowance	183.7	3.2	(3.2)	(b)	183.7
Other current assets	36.1	0.3			36.4
Total current assets	337.3	4.6	(11.7)		330.2
Property, plant and equipment, net of accumulated depreciation	125.2	11.8	(1.2)	(c)	135.8
Marketable securities	11.6		—		11.6
Goodwill	1,855.4		58.9	(d)	1,914.3
Other intangibles, net of accumulated amortization	1,882.2	0.5	87.9	(e)	1,970.6
Other assets	105.8	0.2	—		106.0
Total assets	$4,317.5	$17.1	$133.9		$4,468.5
Liabilities and stockholders’ equity
Current liabilities:
Trade accounts payable	$82.0	$18.4	$(17.9)	(f)	$82.5
Current portion of long-term debt	76.1	0.8	(0.8)	(f)	76.1
Other current liabilities	128.6	14.7	(13.7)	(f)	129.6
Total current liabilities	286.7	33.9	(32.4)		288.2
Long-term debt	1,652.3	88.4	59.6	(g)	1,800.3
Deferred taxes	642.1	—	—		642.1
Other liabilities	25.2	3.0	(1.5)	(f)	26.7
Total liabilities	2,606.3	125.3	25.7		2,757.3
Redeemable noncontrolling interests	18.5	—	—		18.5
Stockholders’ equity:
Common stock	—	73.4	(73.4)	(h)	—
Additional paid-in capital	1,692.3	—	—		1,692.3
Treasury stock at cost	—	—	—		—
Retained earnings (accumulated deficit)	(25.1)	(181.6)	181.6	(h)	(25.1)
Accumulated other comprehensive income (loss)	(64.4)	—	—		(64.4)
Total TransUnion Holding Company, Inc. stockholders’ equity	1,602.8	(108.2)	108.2		1,602.8
Noncontrolling interests	89.9	—	—		89.9
Total stockholders’ equity	1,692.7	(108.2)	108.2		1,692.7
Total liabilities and stockholders’ equity	$4,317.5	$17.1	$133.9		$4,468.5

Notes to unaudited pro forma balance sheets of TransUnion Holding combined with TLO and TransUnion Corp combined with TLO as of September 30, 2013:

(a)
Reflects $145.0 million borrowed on the term loan to partially fund the Acquisition, less $152.4 million cash paid for the Acquisition, less $1.1 million for the historical TLO cash at September 30, 2013, that was not acquired by TransUnion.

(b)	Reflects historical TLO trade receivables at September 30, 2013, that were not acquired by TransUnion.

(c)	Reflects the portion of historical TLO property and equipment at September 30, 2013, that was not acquired by TransUnion.

(d)	Reflects $58.9 million of the purchase price that was preliminarily allocated to goodwill.

(e)
Reflects $88.4 million of the purchase price that was preliminarily allocated to intangible assets, less $0.5 million for the historical TLO intangibles at September 30, 2013, that were not acquired by TransUnion. Acquired intangible assets consist of databases, internal use software, customer relationships, and other intangible assets. The weighted-average useful life of intangible assets acquired was not yet determined at the time these financial statements were issued but is estimated to be 13.5 years for purposes of this pro forma combined financial information.

(f)	Reflects historical TLO current and other liabilities at September 30, 2013, that were not acquired by TransUnion.

(g)	Reflects $145.0 million borrowed on the term loan to partially fund the Acquisition, less $85.4 million of historical TLO long-term debt at September 30, 2013, that was not acquired by TransUnion.

(h)	Reflects the elimination of TLO's historical equity balances.

(i)
The allocation of the purchase price is preliminary pending the preparation of the valuation of assets acquired and liabilities assumed, which is expected to be completed during 2014. The preliminary fair value of the assets acquired and liabilities assumed for these pro forma balance sheets consisted of the following:

(in millions)	Fair Value
Other current assets	$0.3
Property and equipment	10.6
Identifiable intangible assets	88.4
Goodwill	58.9
Total assets acquired	$158.2
Total liabilities assumed	(5.8)
Net assets of acquired company	$152.4

Unaudited Pro Forma Combined Statement of Income of TransUnion Holding and TLO for the Nine Months Ended September 30, 2013
(in millions)

	Historical TransUnion Holding September 30, 2013	Historical TLO September 30, 2013	Adjustments		Pro Forma Combined September 30, 2013
Revenue	$890.8	$19.5	$—		$910.3
Operating expenses
Cost of services (exclusive of depreciation and amortization below)	354.9	12.5	—		367.4
Selling, general and administrative	264.5	19.4	—		283.9
Depreciation and amortization	138.5	2.9	4.9	(a)	146.3
Total operating expenses	757.9	34.8	4.9		797.6
Operating income (loss)	132.9	(15.3)	(4.9)		112.7
Non-operating income and expense
Interest expense	(148.1)	(2.3)	(4.6)	(b)	(155.0)
Interest income	1.3	—	—		1.3
Earnings from equity method investments	10.3	—	—		10.3
Other income and (expense), net	(7.8)	(0.8)	—		(8.6)
Total non-operating income and expense	(144.3)	(3.1)	(4.6)		(152.0)
Income (loss) before income taxes	(11.4)	(18.4)	(9.5)		(39.3)
(Provision) benefit for income taxes	(1.1)	—	3.4	(c)	2.3
Net loss	(12.5)	(18.4)	(6.1)		(37.0)
Less: net income attributable to noncontrolling interests	(5.0)	—	—		(5.0)
Net loss attributable to TransUnion Holding Company, Inc.	$(17.5)	$(18.4)	$(6.1)		$(42.0)

Unaudited Pro Forma Combined Statement of Income of TransUnion Corp and TLO for the Nine Months Ended September 30, 2013
(in millions)

	Historical TransUnion Corp September 30, 2013	Historical TLO September 30, 2013	Adjustments		Pro Forma Combined September 30, 2013
Revenue	$890.8	$19.5	$—		$910.3
Operating expenses
Cost of services (exclusive of depreciation and amortization below)	354.9	12.5	—		367.4
Selling, general and administrative	263.4	19.4	—		282.8
Depreciation and amortization	138.5	2.9	4.9	(a)	146.3
Total operating expenses	756.8	34.8	4.9		796.5
Operating income (loss)	134.0	(15.3)	(4.9)		113.8
Non-operating income and expense
Interest expense	(75.9)	(2.3)	(4.6)	(b)	(82.8)
Interest income	1.3	—	—		1.3
Earnings from equity method investments	10.3	—	—		10.3
Other income and (expense), net	(7.8)	(0.8)	—		(8.6)
Total non-operating income and expense	(72.1)	(3.1)	(4.6)		(79.8)
Income (loss) before income taxes	61.9	(18.4)	(9.5)		34.0
(Provision) benefit for income taxes	(19.1)		3.4	(c)	(15.7)
Net loss	42.8	(18.4)	(6.1)		18.3
Less: net income attributable to noncontrolling interests	(5.0)	—	—		(5.0)
Net loss attributable to TransUnion Holding Company, Inc.	$37.8	$(18.4)	$(6.1)		$13.3

Notes to unaudited pro forma income statements of TransUnion Holding combined with TLO and TransUnion Corp combined with TLO for the nine months ended September 30, 2013:

(a)	Reflects nine months of amortization expense from the step-up in basis of intangible assets as a result of the preliminary allocation of the purchase price assuming an average life of 13.5 years.

(b)	Reflects interest expense for nine months on the incremental borrowing to fund the Acquisition at an interest rate of 4.25%.

(c)	Reflects the change in tax as a result of the additional amortization and interest expense at a tax rate of 36.0%.

Unaudited Pro Forma Combined Statement of Income of TransUnion Holding and TLO from the date of inception of TransUnion Holding through December 31, 2012
(in millions)

	Historical TransUnion Holding From the Date of Inception Through December 31, 2012	Historical TLO December 31, 2012	Adjustments		Pro Forma Combined Date of Inception Through December 31, 2012
Revenue	$767.0	$12.1	$—		$779.1
Operating expenses
Cost of services (exclusive of depreciation and amortization below)	298.2	27.4	—		325.6
Selling, general and administrative	212.6	30.9	5.7	(a)	249.2
Depreciation and amortization	115.0	3.4	—		118.4
Total operating expenses	625.8	61.7	5.7		693.2
Operating income (loss)	141.2	(49.6)	(5.7)		85.9
Non-operating income and expense
Interest expense	(125.0)	(2.7)	(5.4)	(b)	(133.1)
Interest income	0.8		—		0.8
Earnings from equity method investments	8.0	—	—		8.0
Other income and (expense), net	(22.3)	—	—		(22.3)
Total non-operating income and expense	(138.5)	(2.7)	(5.4)		(146.6)
Income (loss) before income taxes	2.7	(52.3)	(11.1)		(60.7)
(Provision) benefit for income taxes	(6.6)	—	4.0	(c)	(2.6)
Net loss	(3.9)	(52.3)	(7.1)		(63.3)
Less: net income attributable to noncontrolling interests	(4.9)	—	—		(4.9)
Net loss attributable to TransUnion Holding Company, Inc.	$(8.8)	$(52.3)	$(7.1)		$(68.2)

Unaudited Pro Forma Combined Statement of Income of TransUnion Corp Predecessor and Successor and TLO for the Year Ended December 31, 2012
(in millions)

	TransUnion Corp PredecessorFour Months Ended April 30, 2012	TransUnion Corp Successor Eight Months Ended September 30, 2012	Historical TLO December 31, 2012	Adjustments		Pro Forma Combined Date of Inception Through December 31, 2012
Revenue	$373.0	$767.0	$12.1	$—		$1,152.1
Operating expenses
Cost of services (exclusive of depreciation and amortization below)	172.0	298.2	27.4	—		497.6
Selling, general and administrative	172.0	211.7	30.9	—		414.6
Depreciation and amortization	29.2	115.0	3.4	6.6	(a)	154.2
Total operating expenses	373.2	624.9	61.7	6.6		1,066.4
Operating income (loss)	(0.2)	142.1	(49.6)	(6.6)		85.7
Non-operating income and expense
Interest expense	(40.5)	(72.8)	(2.7)	(6.2)	(b)	(122.2)
Interest income	0.6	0.8		—		1.4
Earnings from equity method investments	4.1	8.0	—	—		12.1
Other income and (expense), net	(27.9)	(5.9)	—	—		(33.8)
Total non-operating income and expense	(63.7)	(69.9)	(2.7)	(6.2)		(142.5)
Income (loss) before income taxes	(63.9)	72.2	(52.3)	(12.8)		(56.8)
(Provision) benefit for income taxes	11.5	(24.3)	—	4.6	(c)	(8.2)
Net loss	(52.4)	47.9	(52.3)	(8.2)		(65.0)
Less: net income attributable to noncontrolling interests	(2.5)	(4.9)	—	—		(7.4)
Net loss attributable to TransUnion Holding Company, Inc.	$(54.9)	$43.0	$(52.3)	$(8.2)		$(72.4)

Notes to unaudited pro forma income statements of TransUnion Holding combined with TLO from the date inception through December 31, 2012, and of TransUnion Corp Predecessor and Successor combined with TLO for the year ended December 31, 2012:

(a)
Reflects an adjustment to amortization for the appropriate period from the step-up in basis of assets as a result of the preliminary allocation of the purchase price assuming an average life of 13.5 years.

(b)	Reflects interest expense for the appropriate period on incremental borrowing to fund the Acquisition at an interest rate of 4.25%.

(c)	Reflects change in tax as a result of the additional amortization and interest expense at a tax rate of 36.0%.